SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 19, 1999

                            FLEET BOSTON CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)

                  1-6366                             05-0341324
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         (Commission File Number)       (IRS Employer Identification No.)

            One Federal Street, Boston, MA             02110
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       (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code: 617-346-4000

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Item 4. Changes in Registrant's Certifying Accountant.

            On November 19, 1999, Fleet Boston Corporation ("the Registrant") dismissed KPMG LLP ("KPMG") as the Registrant's independent public accountants.

            On November 19, 1999, the Registrant selected PricewaterhouseCoopers LLP ("PWC") to replace KPMG as the Registrant's independent public accountants. The decision to change auditors was approved by the Audit Committee of the Board of Directors.

            KPMG's report on the financial statements of the Registrant for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Registrant's two most recent fiscal years, and the subsequent interim period through November 19, 1999, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its audit report with respect to financial statements of the Registrant.

            During the Registrant's two most recent fiscal years, and the subsequent interim period through November 19, 1999, there was no disagreement or difference of opinion with KPMG regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

            The Registrant has provided KPMG with a copy of this Report, and has requested that KPMG furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Such letter is attached hereto as Exhibit 16.

            During the two most recent fiscal years and the subsequent interim period through November 19, 1999, neither the Registrant nor anyone on behalf of the Registrant consulted PWC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial statements of business acquired: Not Applicable.

            (b)   Pro forma financial statements: Not Applicable.

            (c)   Exhibits:

            16.   Letter of KPMG LLP re: change in certifying accountant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                         FLEET BOSTON CORPORATION
                                                  Registrant


                                         By: /s/ William C. Mutterperl
                                             -----------------------------------
                                             William C. Mutterperl
                                             Executive Vice President,
                                             Secretary & General Counsel

Dated: November 19, 1999